Exhibit 10

Published CUSIP Number:

Deal: 00404DAA1

SECOND REFINANCING FACILITIES AMENDMENT

Dated as of March 22, 2018

to the

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of December 31, 2012

among

ACADIA HEALTHCARE COMPANY, INC.,

as the Borrower,

ITS SUBSIDIARIES IDENTIFIED HEREIN,

as the Guarantors,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer,

and

THE OTHER LENDERS PARTY HERETO

Arranged By:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as Sole Lead Arranger and Sole Bookrunner

SECOND REFINANCING FACILITIES AMENDMENT

THIS SECOND REFINANCING FACILITIES AMENDMENT (this “Amendment”) dated as of March 22, 2018 to the Credit Agreement referenced below is by and among ACADIA HEALTHCARE COMPANY, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Refinancing Lenders (defined below) and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to that certain Amended and Restated Credit Agreement dated as of December 31, 2012 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has notified the Administrative Agent that pursuant to Section 2.17 of the Credit Agreement (a) certain financial institutions and institutional lenders identified to the Administrative Agent (collectively, the “Tranche B-3 Term Lenders”) have agreed to refinance in full the outstanding Tranche B-1 Term Loan with a Refinancing Tranche B Term Facility in the amount of $477,300,000 (the “Tranche B-3 Term Loan”) and (b) certain financial institutions and institutional lenders identified to the Administrative Agent (collectively, the “Tranche B-4 Term Lenders”; and together with the Tranche B-3 Term Lenders, the “Refinancing Lenders”) have agreed to refinance in full the outstanding Tranche B-2 Term Loan with a Refinancing Tranche B Term Facility in the amount of $921,100,000 (the “Tranche B-4 Term Loan”; and together with the Tranche B-3 Term Loan, the “Refinancing Facilities”).

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as amended by this Amendment).

2. Establishment of Refinancing Facilities.

2.1 This Amendment is a Refinancing Facility Amendment.

2.2 Subject to the terms and conditions provided herein, the Tranche B-3 Term Loan and the Tranche B-4 Term Loan are established as Refinancing Facilities pursuant to Section 2.17 of the Credit Agreement.

2.3 Tranche B-3 Term Loan.

2.3.1 Subject to the terms and conditions set forth herein and the Credit Agreement (as amended by this Amendment), each Tranche B-3 Term Lender severally agrees to make its portion of the Tranche B-3 Term Loan to the Borrower in Dollars in a single advance on the Effective Date (as hereinafter defined) in the amount as set forth on the Register (immediately after giving effect to this Amendment (including the Tranche B-3 Term Lenders who have notified the Administrative Agent of their intention to fund their portion of the Tranche B-3 Term Loan pursuant to the B-3 Conversion (as hereinafter defined)). Amounts repaid on the Tranche B-3 Term Loan may not be reborrowed. The Tranche B-3 Term Loan may consist of Base Rate Loans or Eurodollar Rate Loans, or a combination thereof, as further provided in the Credit Agreement.

2.3.2 Substantially concurrent with the advance of the Tranche B-3 Term Loan, the Borrower shall prepay the existing Tranche B-1 Term Loan in full with the proceeds of the Tranche B-3 Term Loan (or, to the extent of the portion of the existing Tranche B-1 Term Loan held by B-3 Converting Lenders (as hereinafter defined), convert such portion of the existing Tranche B-1 Term Loan into the Tranche B-3 Term Loan as allocated by the Administrative Agent).

2.3.3 Subject to the terms and conditions set forth herein, on and after the Effective Date, unless the context otherwise clearly requires, for all purposes of the Loan Documents, (i) the commitment of each Tranche B-3 Term Lender to make a portion of the Tranche B-3 Term Loan (or in the case of a B-3 Converting Lender, convert its existing Tranche B-1 Term Loan to a portion of the Tranche B-3 Term Loan) shall constitute a “Term Facility”, “Term Loan Commitments” and “Commitments”, (ii) the Tranche B-3 Term Loan shall constitute a “Term Loan” and a “Loan” and (iii) each Tranche B-3 Term Lender shall be a “Lender” (if such Tranche B-3 Term Lender is not already a Lender prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Commitment with respect to the Tranche B-3 Term Loan (or, following the making and/or conversion of a Tranche B-3 Term Loan, a Tranche B-3 Term Loan). Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, taxes (and other provisions of Article III of the Credit Agreement), increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each existing Lender holding a portion of the Tranche B-1 Term Loan in respect of such Lender’s existing Tranche B-1 Term Loans immediately prior to giving effect to this Amendment.

2.4 Tranche B-4 Term Loan.

2.4.1 Subject to the terms and conditions set forth herein and the Credit Agreement (as amended by this Amendment), each Tranche B-4 Term Lender severally agrees to make its portion of the Tranche B-4 Term Loan to the Borrower in Dollars in a single advance on the Effective Date in the amount as set forth on the Register (immediately after giving effect to this Amendment (including the Tranche B-4 Term Lenders who have notified the Administrative Agent of their intention to fund their portion of the Tranche B-4 Term Loan pursuant to the B-4 Conversion (as hereinafter defined)). Amounts repaid on the Tranche B-4 Term Loan may not be reborrowed. The Tranche B-4 Term Loan may consist of Base Rate Loans or Eurodollar Rate Loans, or a combination thereof, as further provided in the Credit Agreement.

2.4.2 Substantially concurrent with the advance of the Tranche B-4 Term Loan, the Borrower shall prepay the existing Tranche B-2 Term Loan in full with the proceeds of the Tranche B-4 Term Loan (or, to the extent of the portion of the existing Tranche B-2 Term Loan held by B-4 Converting Lenders (as hereinafter defined), convert such portion of the existing Tranche B-2 Term Loan into the Tranche B-4 Term Loan as allocated by the Administrative Agent).

2.4.3 Subject to the terms and conditions set forth herein, on and after the Effective Date, unless the context otherwise clearly requires, for all purposes of the Loan Documents, (i) the commitment of each Tranche B-4 Term Lender to make a portion of the Tranche B-4 Term Loan (or in the case of a B-4 Converting Lender, convert its existing Tranche B-2 Term Loan to a portion of the Tranche B-4 Term Loan) shall constitute a “Term Facility”, “Term Loan

Commitments” and “Commitments”, (ii) the Tranche B-4 Term Loan shall constitute a “Term Loan” and a “Loan” and (iii) each Tranche B-4 Term Lender shall be a “Lender” (if such Tranche B-4 Term Lender is not already a Lender prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Commitment with respect to the Tranche B-4 Term Loan (or, following the making and/or conversion of the Tranche B-4 Term Loan, a Tranche B-4 Term Loan). Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, taxes (and other provisions of Article III of the Credit Agreement), increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each existing Lender holding a portion of the Tranche B-2 Term Loan in respect of such Lender’s existing Tranche B-2 Term Loans immediately prior to giving effect to this Amendment.

3. Amendments to the Credit Agreement. The Credit Agreement is amended as follows:

3.1. The following definition is added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

3.2. Clauses (b) and (c) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement are amended and restated in their entirety to read as follows:

(b) with respect to the Tranche B-3 Term Loan, 2.50% in the case of Eurodollar Rate Loans and 1.50% in the case of Base Rate Loans;

(c) with respect to the Tranche B-4 Term Loan, 2.50% in the case of Eurodollar Rate Loans and 1.50% in the case of Base Rate Loans;

3.3. In the definition of “Base Rate” in Section 1.01 of the Credit Agreement the following proviso at the end of such definition is deleted in its entirety: “provided that, notwithstanding the foregoing, the “Base Rate” with respect to the Tranche B-1 Term Loan shall in no event be less than 0.00% per annum and with respect to the Tranche B-2 Term Loan shall in no event be less than 0.00% per annum”.

3.4 In the definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement the following proviso at the end of such definition is deleted in its entirety: “provided, further, that with respect to the Tranche B-1 Term Loan, in no event shall the Eurodollar Rate be less than 0.75% per annum and with respect to the Tranche B-2 Term Loan, in no event shall the Eurodollar Rate be less than 0.75% per annum”.

3.5 The definitions of “Tranche B-1 Repricing Transaction” and Tranche B-2 Repricing Transaction” in Section 1.01 of the Credit Agreement are amended and restated in their entirety to read as follows:

“Tranche B-3 Repricing Transaction” means (a) any prepayment or repayment of all or a portion of the Tranche B-3 Term Loan with the proceeds of, or any conversion or replacement of the Tranche B-3 Term Loan into, any new, converted or replacement tranche of senior secured “tranche B” term loans the primary purpose of which is to reduce the All-In Yield of such term loans relative to the All-In Yield of the Tranche B-3 Term Loan so prepaid, repaid or converted or (b) any amendment to this Agreement the primary purpose of which is to reduce the All-In Yield applicable to the Tranche B-3 Term Loan; but excluding, in any such case, any refinancing or repricing of the Tranche B-3 Term Loan or amendment to this Agreement in connection with any Change of Control transaction.

“Tranche B-4 Repricing Transaction” means (a) any prepayment or repayment of all or a portion of the Tranche B-4 Term Loan with the proceeds of, or any conversion or replacement of the Tranche B-4 Term Loan into, any new, converted or replacement tranche of senior secured “tranche B” term loans the primary purpose of which is to reduce the All-In Yield of such term loans relative to the All-In Yield of the Tranche B-4 Term Loan so prepaid, repaid or converted or (b) any amendment to this Agreement the primary purpose of which is to reduce the All-In Yield applicable to the Tranche B-4 Term Loan; but excluding, in any such case, any refinancing or repricing of the Tranche B-4 Term Loan or amendment to this Agreement in connection with any Change of Control transaction.

3.6 In the definition of “Consolidated Excess Cash Flow” in Section 1.01 of the Credit Agreement, the definition of “Maturity Date” in Section 1.01 of the Credit Agreement, Section 2.05 of the Credit Agreement, Section 2.08 of the Credit Agreement and Section 9.01 to the Credit Agreement, (a) each reference to “Tranche B-1 Term Loan” is amended to read “Tranche B-3 Term Loan” and (b) each reference to “Tranche B-2 Term Loan” is amended to read “Tranche B-4 Term Loan”.

3.7 Sections 2.07(d) and (e) are amended and restated in their entirety to read as follows:

(d) Tranche B-3 Term Loan. Beginning with the fiscal quarter ending June 30, 2018, the Borrower shall repay the outstanding principal amount of the Tranche B-3 Term Loan (i) in equal quarterly installments equal to 0.25% of the outstanding amount of the Tranche B-3 Term Loan as of the effective date of the Second Refinancing Facilities Amendment to this Agreement on the last Business Day of each March, June, September and December (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02 and (ii) on the Maturity Date the outstanding principal amount of the Tranche B-3 Term Loan on such date.

(e) Tranche B-4 Term Loan. Beginning with the fiscal quarter ending June 30, 2018, the Borrower shall repay the outstanding principal amount of the Tranche B-4 Term Loan (i) in equal quarterly installments equal to 0.25% of the outstanding amount of the Tranche B-4 Term Loan as of the effective date of the Second Refinancing Facilities Amendment to this Agreement on the last Business Day of each March, June, September and December (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02 and (ii) on the Maturity Date the outstanding principal amount of the Tranche B-4 Term Loan on such date.

3.8 Sections 2.09(c) and (d) of the Credit Agreement are amended and restated in their entirety to read as follows:

(c) Tranche B-3 Repricing Transaction. At the time of the effectiveness of any Tranche B-3 Repricing Transaction that is consummated after the effective date of the Second Refinancing Facilities Amendment to this Agreement and on or prior to the date that is six (6) months following the effective date of the Second Refinancing

Facilities Amendment to this Agreement, the Borrower shall pay to the Administrative Agent, for the ratable account of each Lender holding the Tranche B-3 Term Loan that are either prepaid, repaid, converted or otherwise subject to a pricing reduction in connection with such Tranche B-3 Repricing Transaction (including, if applicable, any Non-Consenting Lender holding the Tranche B-3 Term Loan), a fee in an amount equal to 1.0% of (i) in the case of a Tranche B-3 Repricing Transaction described in clause (a) of the definition thereof, the aggregate principal amount of the Tranche B-3 Term Loan that is prepaid, refinanced, converted, substituted or replaced in connection with such Tranche B-3 Repricing Transaction or (ii) in the case of a Tranche B-3 Repricing Transaction described in clause (b) of the definition thereof, the aggregate principal amount of the Tranche B-3 Term Loan outstanding on such date that is subject to an effective pricing reduction pursuant to such Tranche B-3 Repricing Transaction. Such fees shall be earned, due and payable upon the date of the effectiveness of such Tranche B-3 Repricing Transaction.

(d) Tranche B-4 Repricing Transaction. At the time of the effectiveness of any Tranche B-4 Repricing Transaction that is consummated after the effective date of the Second Refinancing Facilities Amendment to this Agreement and on or prior to the date that is six (6) months following the effective date of the Second Refinancing Facilities Amendment to this Agreement, the Borrower shall pay to the Administrative Agent, for the ratable account of each Lender holding the Tranche B-4 Term Loan that are either prepaid, repaid, converted or otherwise subject to a pricing reduction in connection with such Tranche B-4 Repricing Transaction (including, if applicable, any Non-Consenting Lender holding the Tranche B-4 Term Loan), a fee in an amount equal to 1.0% of (i) in the case of a Tranche B-4 Repricing Transaction described in clause (a) of the definition thereof, the aggregate principal amount of the Tranche B-4 Term Loan that is prepaid, refinanced, converted, substituted or replaced in connection with such Tranche B-4 Repricing Transaction or (ii) in the case of a Tranche B-4 Repricing Transaction described in clause (b) of the definition thereof, the aggregate principal amount of the Tranche B-4 Term Loan outstanding on such date that is subject to an effective pricing reduction pursuant to such Tranche B-4 Repricing Transaction. Such fees shall be earned, due and payable upon the date of the effectiveness of such Tranche B-4 Repricing Transaction.

3.9 Section 6.12 of the Credit Agreement is amended by adding a new clause (d) to the end of such section to read as follows:

(d) The Borrower represents and warrants as of the Closing Date that the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.

3.10 Section 7.02(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(h) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b) (other than the with respect to the fourth Fiscal Quarter with respect to the financial statements delivered pursuant to Section 7.01(b)), the Borrower shall deliver management’s discussion and analysis of such financial statements describing results of operations of the Borrower and its Subsidiaries in the form customarily prepared by management of the Borrower.

3.11 A new Section 10.12 is added to the end of Article X of the Credit Agreement to read as follows:

10.12 ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each other Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless subclause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in subclause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each other Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:

(i) none of the Administrative Agent or any other Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),

(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),

(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Internal Revenue Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v) no fee or other compensation is being paid directly to the Administrative Agent or any other Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(c) The Administrative Agent and each other Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

4. Conversion.

4.1 Tranche B-3 Term Loan.

The Lenders set forth on the Register (immediately prior to giving effect to this Amendment) that have notified the Administrative Agent of their intention to convert some or all of the portion the Tranche B-1 Term Loan into the Tranche B-3 Term Loan (each such Lender, a “B-3 Converting Lender”) are the lenders of record of the portion of the Tranche B-1 Term Loan as set forth on the Register opposite such Lender’s name. Each such B-3 Converting Lender represents and warrants that it holds such portion of the Tranche B-1 Term Loan and has not assigned or participated such portion of the Tranche B-1 Term Loan to any other Person.

The Borrower, the Administrative Agent and each B-3 Converting Lender hereby agree that on the Effective Date the principal amount of the portion of the Tranche B-1 Term Loan set forth on the Register (immediately prior to giving effect to this Amendment) opposite such B-3 Converting Lender’s name and owing to such B-3 Converting Lender under the Credit Agreement (or such lesser amount as notified by the Administrative Agent) shall be converted (the “B-3 Conversion”) into a portion of the Tranche B-3 Term Loan in an aggregate principal amount equal to the amount set forth on the Register (immediately after giving effect to this Amendment) opposite such B-3 Converting Lender’s name, as contemplated by and to be evidenced and governed by the Credit Agreement and the related Loan Documents, all on the terms and conditions set forth in the Credit Agreement, in each case, as amended by this Amendment.

In order to effect the B-3 Conversion, (a) the Administrative Agent has notified the Borrower that upon the Effective Date it will mark the Register to reflect the Tranche B-1 Term Loan as no longer outstanding on the Effective Date and (b) each B-3 Converting Lender will have been deemed to become a party to the Credit Agreement as a Tranche B-3 Term Lender on the Effective Date in respect of the Tranche B-3 Term Loan in the amount set forth opposite such B-3 Converting Lender’s name on the Register (immediately after giving effect to this Amendment). The B-3 Conversion will not affect the right of any B-3 Converting Lender to receive any accrued and unpaid interest with respect to the Tranche B-1 Term Loan that is owed to such B-3 Converting Lender, all of which shall be paid by the Borrower on the Effective Date (but it is understood and agreed that the Tranche B-1 Term Loan shall not bear any interest from and after the B-3 Conversion). Furthermore, each B-3 Converting Lender agrees that, effective upon the B-3 Conversion and subject to receipt of such accrued and unpaid interest, it no longer holds any portion of the Tranche B-1 Term Loan.

4.2 Tranche B-4 Term Loan.

The Lenders set forth on the Register (immediately prior to giving effect to this Amendment) that have notified the Administrative Agent of their intention to convert some or all of the portion of the Tranche B-2 Term Loan into the Tranche B-4 Term Loan (each such Lender, a “B-4 Converting Lender”) are the lenders of record of the portion of the Tranche B-2 Term Loan as set forth on the Register opposite such Lender’s name. Each such B-4 Converting Lender represents and warrants that it holds such portion of the Tranche B-2 Term Loan and has not assigned or participated such portion of the Tranche B-2 Term Loan to any other Person.

The Borrower, the Administrative Agent and each B-4 Converting Lender hereby agree that on the Effective Date the principal amount of the portion of the Tranche B-2 Term Loan set forth on the Register (immediately prior to giving effect to this Amendment) opposite such B-4 Converting Lender’s name and owing to such B-4 Converting Lender under the Credit Agreement (or such lesser amount as notified by the Administrative Agent) shall be converted (the “B-4 Conversion”) into a portion of the Tranche B-4 Term Loan in an aggregate principal amount equal to the amount set forth on the Register (immediately after giving effect to this Amendment) opposite such B-4 Converting Lender’s name, as contemplated by and to be evidenced and governed by the Credit Agreement and the related Loan Documents, all on the terms and conditions set forth in the Credit Agreement, in each case, as amended by this Amendment.

In order to effect the B-4 Conversion, (a) the Administrative Agent has notified the Borrower that upon the Effective Date it will mark the Register to reflect the Tranche B-2 Term Loan as no longer outstanding on the Effective Date and (b) each B-4 Converting Lender will have been deemed to become a party to the Credit Agreement as a Tranche B-4 Term Lender on the Effective Date in respect of the Tranche B-4 Term Loan in the amount set forth opposite such B-4 Converting Lender’s name on the Register (immediately after giving effect to this Amendment). The B-4 Conversion will not affect the right of any B-4 Converting Lender to receive any accrued and unpaid interest with respect to the Tranche B-2 Term Loan that is owed to such B-4 Converting Lender, all of which shall be paid by the Borrower on the Effective Date (but it is understood and agreed that the Tranche B-2 Term Loan shall not bear any interest from and after the B-4 Conversion). Furthermore, each B-4 Converting Lender agrees that, effective upon the B-4 Conversion and subject to receipt of such accrued and unpaid interest, it no longer holds any portion of the Tranche B-2 Term Loan.

5. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon satisfaction of each of the following conditions precedent in each case in a manner reasonably satisfactory to the Administrative Agent:

5.1. Amendment. Receipt by the Administrative Agent of executed counterparts of this Amendment properly executed by a Responsible Officer of each Loan Party and the Administrative Agent on its own behalf and on behalf of each Refinancing Lender.

5.2. Opinions of Counsel. Receipt by the Administrative Agent of opinions of legal counsel to the Loan Parties addressed to the Administrative Agent and each Lender, dated as of the date of this Amendment.

5.3 Resolutions; Good Standings. Receipt by the Administrative Agent of the following:

(a) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment; and

(b) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.

5.4 Closing Certificate. Receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower as of the date of this Amendment certifying that after giving effect to the transactions contemplated by this Amendment, (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) no Default exists.

5.5 Accrued Interest and Fees. Receipt by the Administrative Agent from the Borrower of all accrued interest and fees owing on the Tranche B-1 Term Loan and Tranche B-2 Term Loan as of the Effective Date for the benefit of the Lenders immediately before giving effect to this Amendment.

5.6. Fees. Receipt by the Administrative Agent, MLPF&S and the Lenders of any fees required to be paid on or before the date of this Amendment.

5.7. Attorney Costs. Unless waived by the Administrative Agent, the Borrower shall have paid in accordance with Section 11.04 of the Credit Agreement all reasonable and documented fees, charges and disbursements of one primary outside counsel to the Administrative Agent and of special or local counsel to the Administrative Agent to the extent such special or local counsel is reasonably necessary (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the date hereof, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

Without limiting the generality of the provisions of the last paragraph of Section 10.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 5, each Lender that has consented to this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date of this Amendment specifying its objection thereto.

6. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

7. Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, and (b) no Default exists.

8. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

9. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment does not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

10. ERISA Lender Representation. Each Refinancing Lender (x) represents and warrants, as of the Effective Date, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each other Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the provisions in Section 10.12 to the Credit Agreement (after giving effect to this Amendment) is true and correct.

11. FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

12. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

13. Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

14. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Refinancing Facilities Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	ACADIA HEALTHCARE COMPANY, INC., a Delaware corporation

By:	/s/ Brent Turner
Name: Brent Turner
Title: President

GUARANTORS:	ABILENE HOLDING COMPANY, LLC,
a Delaware limited liability company
ABILENE LEGACY SUB, LLC,
a Delaware limited liability company
ACADIA CHATTANOOGA HOLDINGS, LLC,
a Tennessee limited liability company
ACADIA CRESTWYN HOLDINGS, LLC,
a Tennessee limited liability company
ACADIA JV HOLDINGS, LLC,
a Delaware limited liability company
ACADIA LAPLACE HOLDINGS, LLC,
a Delaware limited liability company
ACADIA MANAGEMENT COMPANY, LLC,
a Delaware limited liability company
ACADIA MERGER SUB, LLC,
a Delaware limited liability company
ACADIA READING HOLDINGS, LLC,
a Delaware limited liability company
ACADIANA ADDICTION CENTER, LLC,
a Delaware limited liability company
ADVANCED TREATMENT SYSTEMS, LLC,
a Virginia limited liability company
ASCENT ACQUISITION, LLC,
an Arkansas limited liability company
ASCENT ACQUISITION - CYPDC, LLC,
an Arkansas limited liability company
ASCENT ACQUISITION - PSC, LLC,
an Arkansas limited liability company
ASPEN EDUCATION GROUP, INC.,
a California corporation
ASPEN YOUTH, INC.,
a California corporation
ATS OF CECIL COUNTY, LLC,
a Virginia limited liability company
ATS OF DELAWARE, LLC,
a Virginia limited liability company

	By:	/s/ Brent Turner
Name: Brent Turner
Title: Vice President and Assistant Secretary

[SIGNATURE PAGES CONTINUE]

ATS OF NORTH CAROLINA, LLC,
a Virginia limited liability company
AUSTIN BEHAVIORAL HOSPITAL, LLC,
a Delaware limited liability company
AUSTIN EATING DISORDERS PARTNERS, LLC,
a Missouri limited liability company
BATON ROUGE TREATMENT CENTER, LLC,
a Louisiana limited liability company
BAYSIDE MARIN, INC.,
a Delaware corporation
BCA OF DETROIT, LLC,
a Delaware limited liability company
BECKLEY TREATMENT CENTER, LLC,
a West Virginia limited liability company
BELMONT BEHAVIORAL HOSPITAL, LLC,
a Delaware limited liability company
BGI OF BRANDYWINE, LLC,
a Virginia limited liability company
BOWLING GREEN INN OF SOUTH DAKOTA, INC.,
a Virginia corporation
CALIFORNIA TREATMENT SERVICES, LLC
a California limited liability company
CARTERSVILLE CENTER, LLC,
a Georgia limited liability company
CASCADE BEHAVIORAL HOLDING COMPANY, LLC,
a Delaware limited liability company
CASCADE BEHAVIORAL HOSPITAL, LLC,
a Delaware limited liability company
CAPS OF VIRGINIA, LLC,
a Virginia limited liability company
CENTER FOR BEHAVIORAL HEALTH - HA, LLC,
a Pennsylvania limited liability company
CENTER FOR BEHAVIORAL HEALTH-ME, INC.,
a Maine corporation
CENTER FOR BEHAVIORAL HEALTH-PA, LLC,
a Pennsylvania limited liability company
CENTERPOINTE COMMUNITY BASED SERVICES, LLC,
an Indiana limited liability company
CHARLESTON TREATMENT CENTER, LLC,
a West Virginia limited liability company
CLARKSBURG TREATMENT CENTER, LLC,
a West Virginia limited liability company
CLEARBROOK TREATMENT CENTERS LAND LLC,
a Pennsylvania limited liability company

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

[SIGNATURE PAGES CONTINUE]

CLEARBROOK TREATMENT CENTERS, LLC,
a Pennsylvania limited liability company
COMMODORE ACQUISITION SUB, LLC,
a Delaware limited liability company
CONWAY BEHAVIORAL HEALTH, LLC,
a Delaware limited liability company
CRC ED TREATMENT, LLC,
a Delaware limited liability company
CRC GROUP, LLC,
a Delaware limited liability company
CRC HEALTH, LLC,
a Delaware limited liability company
CRC HEALTH OREGON, LLC,
an Oregon limited liability company
CRC HEALTH TENNESSEE, LLC,
a Tennessee limited liability company
CRC RECOVERY, INC.,
a Delaware corporation
CRC WISCONSIN RD, LLC,
a Wisconsin limited liability company
CROSSROADS REGIONAL HOSPITAL, LLC,
a Delaware limited liability company
DELTA MEDICAL SERVICES, LLC,
a Tennessee limited liability company
DETROIT BEHAVIORAL INSTITUTE, LLC,
a Massachusetts limited liability company
DHG SERVICES, LLC,
a Delaware limited liability company
DISCOVERY HOUSE CC, LLC,
a Pennsylvania limited liability company
DISCOVERY HOUSE CU, LLC,
a Pennsylvania limited liability company
DISCOVERY HOUSE MA, INC.,
a Massachusetts corporation
DISCOVERY HOUSE MONROEVILLE, LLC,
a Pennsylvania limited liability company
DISCOVERY HOUSE OF CENTRAL MAINE, INC.,
a Maine corporation
DISCOVERY HOUSE TV, INC.,
a Utah corporation
DISCOVERY HOUSE UTAH, INC.,
a Utah corporation
DISCOVERY HOUSE WC INC.,
a Maine corporation

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

[SIGNATURE PAGES CONTINUE]

DISCOVERY HOUSE, LLC,
a Pennsylvania limited liability company
DISCOVERY HOUSE-BC, LLC,
a Pennsylvania limited liability company
DISCOVERY HOUSE-BR, INC.,
a Maine corporation
DISCOVERY HOUSE-GROUP, LLC,
a Delaware limited liability company
DISCOVERY HOUSE-HZ, LLC,
a Pennsylvania limited liability company
DISCOVERY HOUSE-LT, INC.,
a Utah corporation
DISCOVERY HOUSE-NC, LLC,
a Pennsylvania limited liability company
DISCOVERY HOUSE-UC, INC.,
a Utah corporation
DMC - MEMPHIS, LLC,
a Tennessee limited liability company
DUFFY’S NAPA VALLEY REHAB, LLC,
a Delaware limited liability company
EAST INDIANA TREATMENT CENTER, LLC,
an Indiana limited liability company
EVANSVILLE TREATMENT CENTER, LLC,
an Indiana limited liability company
FĒNX HEALTHCARE, LLC,
a Delaware limited liability company
FOUR CIRCLES RECOVERY CENTER, LLC,
a Delaware limited liability company
GALAX TREATMENT CENTER, LLC,
a Virginia limited liability company
GENERATIONS BH, LLC,
an Ohio limited liability company
GIFFORD STREET WELLNESS CENTER, LLC,
a Delaware limited liability company
GREENBRIER ACQUISITION, LLC,
a Delaware limited liability company
GREENBRIER HOLDINGS, L.L.C.,
a Louisiana limited liability company
GREENBRIER HOSPITAL, L.L.C.,
a Louisiana limited liability company
GREENBRIER REALTY, L.L.C.,
a Louisiana limited liability company
GREENLEAF CENTER, LLC,
a Delaware limited liability company

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

[SIGNATURE PAGES CONTINUE]

HABILITATION CENTER, LLC,
an Arkansas limited liability company
HABIT OPCO, LLC,
a Delaware limited liability company
HERMITAGE BEHAVIORAL, LLC,
a Delaware limited liability company
HCP POLARIS INVESTMENT, LLC,
a Delaware limited liability company
HENRYVILLE INN, LLC,
a Pennsylvania limited liability company
HMIH CEDAR CREST, LLC,
a Delaware limited liability company
HUNTINGTON TREATMENT CENTER, LLC,
a West Virginia limited liability company
INDIANAPOLIS TREATMENT CENTER, LLC,
an Indiana limited liability company
KIDS BEHAVIORAL HEALTH OF MONTANA, INC.,
a Montana corporation
LAKELAND HOSPITAL ACQUISITION, LLC,
a Georgia limited liability company
MCCALLUM GROUP, LLC,
a Missouri limited liability company
MCCALLUM PROPERTIES, LLC,
a Missouri limited liability company
MILLCREEK SCHOOL OF ARKANSAS, LLC,
an Arkansas limited liability company
MILLCREEK SCHOOLS, LLC,
a Mississippi limited liability company
MILWAUKEE HEALTH SERVICES SYSTEM, LLC
a California limited liability company
NORTHEAST BEHAVIORAL HEALTH, LLC,
a Delaware limited liability company
OHIO HOSPITAL FOR PSYCHIATRY, LLC,
an Ohio limited liability company
OPTIONS TREATMENT CENTER ACQUISITION CORPORATION,
an Indiana corporation
PARKERSBURG TREATMENT CENTER, LLC,
a West Virginia limited liability company
PARK ROYAL FEE OWNER, LLC,
a Delaware limited liability company
PHC MEADOWWOOD, LLC,
a Delaware limited liability company
PHC OF MICHIGAN, LLC,
a Massachusetts limited liability company

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

[SIGNATURE PAGES CONTINUE]

PHC OF NEVADA, INC., a Massachusetts corporation
PHC OF UTAH, INC., a Massachusetts corporation
PHC OF VIRGINIA, LLC, a Massachusetts limited liability company
PINEY RIDGE TREATMENT CENTER, LLC, a Delaware limited liability company
POCONO MOUNTAIN RECOVERY CENTER LAND LLC, a Pennsylvania limited liability company
POCONO MOUNTAIN RECOVERY CENTER, LLC, a Pennsylvania limited liability company
POLARIS HOSPITAL HOLDINGS, LLC, a Nevada limited liability company
PSYCHIATRIC RESOURCE PARTNERS, LLC, a Delaware limited liability company
QUALITY ADDICTION MANAGEMENT, INC., a Wisconsin corporation
R.I.S.A.T., LLC, a Rhode Island limited liability company
REBOUND BEHAVIORAL HEALTH, LLC, a South Carolina limited liability company
RED RIVER HOLDING COMPANY, LLC, a Delaware limited liability company
RED RIVER HOSPITAL, LLC, a Delaware limited liability company
REHABILITATION CENTERS, LLC, a Mississippi limited liability company
RESOLUTE ACQUISITION CORPORATION, an Indiana corporation
RICHMOND TREATMENT CENTER, LLC, an Indiana limited liability company
RIVERVIEW BEHAVIORAL HEALTH, LLC, a Texas limited liability company
RIVERWOODS BEHAVIORAL HEALTH, LLC, a Delaware limited liability company
ROCK CREST DRIVE, LLC, a Pennsylvania limited liability company
ROCK CREST LLC LIMITED LIABILITY COMPANY, a Pennsylvania limited liability company
ROLLING HILLS HOSPITAL, LLC, an Oklahoma limited liability company
SAHARA HEALTH SYSTEMS, L.L.C., a Louisiana limited liability company

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

[SIGNATURE PAGES CONTINUE]

RTC RESOURCE ACQUISITION CORPORATION,
an Indiana corporation
SAN DIEGO HEALTH ALLIANCE,
a California corporation
SAN DIEGO TREATMENT SERVICES, LLC
a California limited liability company
SERENITY KNOLLS,
a California corporation
SEVEN HILLS HOSPITAL, LLC,
a Delaware limited liability company
SHAKER CLINIC, LLC,
an Ohio limited liability company
SHELTERED LIVING INCORPORATED,
a Texas corporation
SIERRA TUCSON LLC,
a Delaware limited liability company
SKYWAY HOUSE, LLC,
a Delaware limited liability company
SOBER LIVING BY THE SEA, INC.,
a California corporation
SONORA BEHAVIORAL HEALTH HOSPITAL, LLC,
a Delaware limited liability company
SOUTHERN INDIANA TREATMENT CENTER, LLC,
an Indiana limited liability company
SOUTHWESTERN CHILDREN’S HEALTH SERVICES, INC.,
an Arizona corporation
SOUTHWOOD PSYCHIATRIC HOSPITAL, LLC,
a Pennsylvania limited liability company
STRUCTURE HOUSE, LLC,
a Delaware limited liability company
SUCCESS ACQUISITION, LLC,
an Indiana limited liability company
SUWS OF THE CAROLINAS, INC.,
a Delaware corporation
TEN LAKES CENTER, LLC,
an Ohio limited liability company
TEXARKANA BEHAVIORAL ASSOCIATES, L.C.,
a Texas limited liability company
THE CAMP RECOVERY CENTER, LLC,
a California limited liability company
TK BEHAVIORAL, LLC,
a Delaware limited liability company
TK BEHAVIORAL HOLDING COMPANY, LLC,
a Delaware limited liability company

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

[SIGNATURE PAGES CONTINUE]

TRANSCULTURAL HEALTH DEVELOPMENT, INC.,
a California corporation
TREATMENT ASSOCIATES, INC.,
a California corporation
TRUSTPOINT HOSPITAL, LLC,
a Tennessee limited liability company
VALLEY BEHAVIORAL HEALTH SYSTEM, LLC,
a Delaware limited liability company
VERMILION HOSPITAL, LLC,
a Delaware limited liability company
VILLAGE BEHAVIORAL HEALTH, LLC,
a Delaware limited liability company
VIRGINIA TREATMENT CENTER, LLC,
a Virginia limited liability company
VISTA BEHAVIORAL HOLDING COMPANY, LLC,
a Delaware limited liability company
VISTA BEHAVIORAL HOSPITAL, LLC,
a Delaware limited liability company
VITA NOVA, LLC, a Rhode Island limited liability company
VOLUNTEER TREATMENT CENTER, LLC, a Tennessee limited liability company
WCHS, INC., a California corporation
WEBSTER WELLNESS PROFESSIONALS, LLC, a Missouri limited liability company
WELLPLACE, LLC, a Massachusetts limited liability company
WHEELING TREATMENT CENTER, LLC, a West Virginia limited liability company
WHITE DEER REALTY, LLC, a Pennsylvania limited liability company
WHITE DEER RUN, LLC, a Pennsylvania limited liability company
WICHITA TREATMENT CENTER INC., a Kansas corporation
WILLIAMSON TREATMENT CENTER, LLC a West Virginia limited liability company
WILMINGTON TREATMENT CENTER, LLC, a Virginia limited liability company
YOUTH AND FAMILY CENTERED SERVICES OF NEW MEXICO, INC., a New Mexico corporation
YOUTH CARE OF UTAH, INC., a Delaware corporation

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	Vice President and Assistant Secretary

[SIGNATURE PAGES CONTINUE]

BOWLING GREEN INN OF PENSACOLA, LLC, a Virginia limited liability company
TEN BROECK TAMPA, LLC, a Florida limited liability company
THE REFUGE, A HEALING PLACE, LLC, a Florida limited liability company
THE REFUGE – THE NEST, LLC, a Florida limited liability company

By:	/s/ Brent Turner
Name:	Brent Turner
Title:	President

[SIGNATURE PAGES CONTINUE]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent on behalf of itself and on behalf of each consenting Lender holding a portion of the Tranche B-3 Term Loan or Tranche B-4 Term Loan

	By:	/s/ Linda Lov
	Name:	Linda Lov
	Title:	Assistant Vice President